UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07075

T. Rowe Price Communications & Technology Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2018

Item 1. Report to Shareholders

Communications & Technology Fund	June 30, 2018

T. ROWE PRICE COMMUNICATIONS & TECHNOLOGY FUND

HIGHLIGHTS

■	Internet-related stocks added to their gains in the first half of 2018, while telecommunication services shares suffered modest losses.

■	The fund easily outperformed its benchmark and built on its long-term record of superior performance.

■	Our focus on firms using the Internet and other technologies to disrupt traditional industries boosted our results.

■	The fund’s name changed recently, coinciding with the upcoming debut of a “communications” sector within official indexes. Our investment process remains the same, however.

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Management’s Discussion of Fund Performance

Fellow Shareholders

Continuing the pattern of recent years, media stocks handily outperformed telecommunications stocks in the first half of 2018. Moreover, Internet shares, which account for nearly half of our fund but only a small part of its Lipper benchmark, performed exceptionally well. We are pleased to report that our focus on technologically savvy firms helped the fund again outperform by a wide margin, as did our willingness to be “benchmark agnostic” and forgo target weights for various industries, investing instead where we see the best opportunities. Below, we discuss the fund’s recent name change as well as coincidental upcoming changes in official index definitions. As we note, however, neither set of changes of will cause us to alter the fundamental investment strategy that has served the fund well since its inception a quarter century ago.

PERFORMANCE COMPARISON

The Communications & Technology Fund returned 9.15% in the six months ended June 30, 2018. The fund again outpaced the Lipper Telecommunications Funds Average by a wide margin, and its long-term relative performance remained exceptional, making it Lipper’s top-ranked fund in its category over the standard longer-term time periods ended in June. Based on cumulative total return, Lipper ranked the Communications & Technology Fund 2 of 34 (behind only its I Class counterpart), 1 of 33, 1 of 32, and 1 of 24 telecommunication funds for the 1-, 3-, 5-, and 10-year periods ended June 30, 2018, respectively. Returns for I Class shares varied, reflecting their different fee structure. (Past performance cannot guarantee future results.)

MARKET ENVIRONMENT

Stocks were volatile but managed to post gains in the first half of the year. The U.S. and other major economies continued to expand, helping support strong profit growth. In the U.S., profits for the S&P 500 Index as a whole expanded in the first quarter of 2018 by nearly 25% versus the same period a year before—their best showing since rebounding from the financial crisis. While the sharp cuts in the corporate tax rate passed in December 2017 were partly responsible for the jump in earnings, revenue growth was also strong, thanks to the healthy global economy. Fears of higher inflation sparked a sharp pullback in the markets in February, however, and rising trade tensions kept investors on edge over the following months. Trade fears took a particular toll on stocks in China and other emerging markets.

Reflecting the ongoing power of the new technologies to create new opportunities and disrupt existing business models, Internet and software firms continued to easily outpace traditional media and telecommunications firms in the first half of the year. Within the fund’s Lipper benchmark, software firms gained nearly 31% in the first half of the year and Internet shares rose nearly 14%, while telecommunication services stocks fell 6%, and media stocks declined over 3%. Moreover, within the Internet, media, and software segments, some of the most heavily weighted firms performed best—most notably, Netflix more than doubled over the period. (Please refer to the fund’s portfolio of investments for a complete list of our holdings and the amount each represents in the portfolio.)

PORTFOLIO REVIEW

The fund’s ability to record a solid gain while its benchmark declined in early 2018 was mostly due to its focus on disruptors. Our leading contributor was Amazon.com, which has continued to grow at an almost unparalleled pace for a large company. The stock got a particular boost in April after Amazon reported first-quarter profit results that beat estimates by roughly 90%, with growth in nearly every major segment accelerating. Investors also reacted favorably to the company’s ongoing stream of innovation and moves into new markets. For example, Amazon recently took steps to enter the prescription drug market with its purchase of PillPack, which presorts medication before delivering it to customers. The company also continued to expand delivery options, introducing a new program to help drivers develop their own delivery service.

Netflix, another core holding, surged early in the year after reporting strong domestic subscriber gains, even as it boosted prices at the top end of its of streaming services. Foreign subscriber growth continued at a rapid pace as well. The company is also developing a commanding position in original content, including breakout hits in Germany and other foreign markets where television programming has often been low budget. Coupa Software, a smaller position, also nearly doubled in the first half of the year after the cloud-based business software firm continued to grow rapidly and easily beat subscription estimates.

Elsewhere, Booking Holdings, formerly Priceline, rose after beating earnings and revenue expectations in early March. The company continues to enjoy healthy growth in a vast global hotel market. Facebook experienced a setback in March following controversy over the undisclosed use of customer data. The stock recovered from its tumble quickly, however, and regained new highs on accelerating advertising revenues and earnings. We believe that the company’s growth prospects remain highly appealing, especially given the advertising potential of its popular new “stories” product.

Our Chinese Internet holdings, which we discussed in detail in our last report, held up reasonably well given the struggles in the Chinese stock market. The one exception was the country’s dominant social media platform, Tencent Holdings, which fell back a bit following 2017’s stellar performance and the success of its mobile gaming hit, “Honor of Kings.” Investors are worried that Tencent will be left behind in the ascendancy of the new battle royale gaming genre, a fear we view as misguided. Tencent owns the rights to the distribution of the “PlayerUnknown’s Battlegrounds” (PUBG) game in China. Although it has been blocked by officials from monetizing the Korean-developed game to date, we are optimistic that a resolution with regulators can be found. In addition, Tencent is the majority shareholder in EPIC Games, maker of the wildly popular “Fortnite” game. Outside of the gaming arena, some are concerned about the potential impact from the rise of content platform ByteDance in China and their popular apps Toutiao and Douyin. We do not think that ByteDance’s success will prevent Tencent from continuing to be a strong growth company, just as the growth of Facebook or Airbnb did not kill off their predecessors, Google (Alphabet) and Booking.com.

While Internet-focused firms provided the bulk of our returns, we also enjoyed good results from Twenty-First Century Fox. A bidding war between Comcast and Disney for Fox’s unique and valuable portfolio of assets began late last year, and both companies have recently upped their offers. Netflix has turned the video business from a regional, wholesale business into a global one, where firms interact directly with consumers and large players such as Comcast and Disney are realizing that they need to play catch-up.

Comcast’s acquisition strategy was a double-edged sword for the fund, as it also contributed to the stock being among the leading detractors for the fund. Shares in the largest cable operator in the U.S. declined in late February after the company entered into another bidding war, this one with Fox for UK broadcaster Sky. Continuing worries about subscriber losses also weighed on shares. Similarly, European cable operator Liberty Global continued to perform poorly as investors worried about slowing European subscriber growth. Late in the period, the company announced the sale of assets in Germany and elsewhere to Vodafone, but investors seemed dubious about the deal. Generally, we anticipate that cable operators will continue to see customers “cut the cord” and turn to Internet video streaming, but we expect that companies also offering broadband services will fare better.

Among wireless carriers, we saw poor results from Iliad, a leading broadband and mobile phone provider in France. The stock fell sharply following a management shakeup and disappointing earnings. T-Mobile’s decline was more moderate, but its larger position in the fund made it another leading detractor. The stock pulled back in late April following news of its planned merger with Sprint. We share the perspective that T-Mobile offered to pay too much for Sprint, and we would be content if regulators block the merger. In either case, we believe the stock has potential as T-Mobile continues to disrupt the market.

OUTLOOK: A BETTER DEFINITION FOR OUR INVESTMENT UNIVERSE

A basic truth I keep in mind in managing the fund is that the market is an evolving organism that is changing constantly over time. The fortunes of companies are in constant flux and, over long periods, even entire industries can rise and fall. In one stark example, General Electric—for years the most highly valued company in the U.S. and an original component of the Dow Jones Industrial Average—was recently dropped from the benchmark after losing half of its value in 2017.

In terms of our investment universe, just consider what the world looked like back in 1993, when this fund began operations. At that time, newspapers accounted for 32% of total U.S. advertising dollars, only 6% of the U.S. population had a mobile phone, and the consumer Internet as we know it didn’t even exist. Much has changed over the last 25 years. Today, newspapers account for only 4% of total U.S. advertising dollars, mobile phone penetration has grown to 95% of the U.S. population, and Internet companies account for five of the top 10 companies in the world by market capitalization, by last count.

Speaking more broadly, there are also a number of areas in our investment space where industries are converging. Telecommunications and Internet infrastructure are becoming more intertwined. Enterprise technology and Internet platform companies are also overlapping, most notably in the case of Amazon’s cloud services company, Amazon Web Services. Most visibly to consumers, media, video, and advertising are increasingly being subsumed by Internet players.

These realities are reflected in your fund. Companies with Internet-based business models account for roughly half of the fund’s assets; approximately 20% of the fund is invested in companies directly related to the wireless business; and we own no newspaper companies. This is because, over these 25 years, my predecessors and I have sought to evolve the fund’s holdings to reflect not just the sector’s current state, but what we think it will look like in the future.

While we have managed to keep the fund’s holdings focused on where the world is headed, one thing that had not kept pace with change is the fund’s name. The “Media & Telecommunications Fund” fell short of accurately describing today’s broader landscape within the sector. As a result, we decided a year ago to find a name that was more descriptive and better reflected the realities of our investment universe. Thus, the fund’s name was changed to the Communications & Technology Fund, which became effective May 1, 2018.

As luck would have it, soon after we decided on our new name, MSCI, a leading provider of market indexes, announced that it was going to be making changes to its sector classifications, and it will be introducing a new communications sector, a change expected to take effect in September of this year. The new sector will replace the telecommunications sector, which includes only a handful of companies and accounted for only 2% of the S&P 500 Index as of June 30, 2018. The new communications sector will expand to also include many of the companies that previously sat in the consumer discretionary sector, such as the traditional media and cable firms as well as Google, Facebook, and other companies currently in the technology sector. We expect that the new communications sector will now account for almost 11% of the S&P 500 Index after these changes.

The changes should provide considerable clarity to investors. As it stands now, companies in our investment universe are scattered across various MSCI sectors. Moreover, where companies are classified makes increasingly less sense. For example, cable companies are now in the consumer discretionary sector, while wireless companies are in the telecommunications sector—despite the fact that these two industries are steadily converging.

Similarly, many of the traditional media companies are currently in the consumer discretionary sector, while companies such as Google and Facebook are placed in technology. This also makes little sense as Google and Facebook are taking share from the traditional media companies and earn the majority of their revenues from advertising. Further, Amazon is in the consumer discretionary sector, but most of its competition, including eBay, is in the technology sector. I could go on, as the list of inconsistencies is long and, in many cases, even more perplexing—but I will spare you. The point is that the MSCI sector classifications have not been an accurate reflection of what has been going on in the market for many years.

Our success over the past 25 years owes much to our decision not to run our fund in accordance with a specific benchmark as set forth by these sector classifications. Instead, we have looked at the broader landscape and invested in companies from a bottom-up perspective, which has caused us to end up with a resulting exposure that we think reflects where the world is going. If that means we look a lot different than our peers or benchmark, so be it. Nevertheless, we are happy to see these long-overdue changes from MSCI—a large step toward catching up with what we have been doing in the fund for decades.

While this may all seem like minutia, I believe it is important to bring some clarity as to why these changes are happening and, more importantly, to let you know that, when it comes to how we invest and how we define companies that might be appropriate for the portfolio, nothing is changing. Our mission is to find the very best companies within our universe and compound returns in them over time. From that perspective, it is business as usual.

As always, thanks for your interest and thanks for your trust. We look forward to reporting back to you again in six months.

Respectfully submitted,

Paul D. Greene II
Chairman of the fund’s Investment Advisory Committee

July 12, 2018

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING IN THE FUND

Securities of companies in the same industry may decline in price at the same time due to industry-specific developments, since these companies may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. Since the fund is focused on industries related to communications and technology, it is less diversified than stock funds investing in a broader range of industries and, therefore, could experience significant volatility. Companies in these industries are subject to the additional risks of rapid obsolescence of their products or services, lack of investor or consumer acceptance, lack of standardization or compatibility with existing technologies, an unfavorable regulatory environment, intense competition, and a dependency on patent and copyright protection. Likewise, if the portfolio has substantial exposure to mid-cap companies, it would be subject to the greater volatility of those stocks compared with stocks of larger companies.

GLOSSARY

Gross domestic product: The total market value of all goods and services produced in a country in a given year.

Lipper averages: The averages of available mutual fund performance returns for specified periods in categories defined by Lipper Inc.

S&P 500 Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

PORTFOLIO HIGHLIGHTS

## TWENTY-FIVE LARGEST HOLDINGS

| | Percent of Net Assets 6/30/18 |
|---|---|
| Amazon.com | 14.4% |
| Facebook | 6.3 |
| Alibaba Group | 6.2 |
| Booking Holdings | 6.0 |
| Alphabet | 5.4 |
| American Tower | 5.1 |
| Crown Castle International | 4.8 |
| T-Mobile US | 4.3 |
| Tencent Holdings | 4.2 |
| Netflix | 3.6 |
| Comcast | 3.5 |
| PayPal Holdings | 3.1 |
| Verizon Communications | 2.2 |
| Liberty Global | 2.1 |
| Charter Communications | 2.0 |
| SBA Communications | 2.0 |
| Ctrip.com International | 1.7 |
| Twenty-First Century Fox | 1.6 |
| Equinix | 1.4 |
| ServiceNow | 1.4 |
| Baidu | 1.2 |
| Altaba | 1.2 |
| Liberty Broadband | 1.1 |
| VeriSign | 1.0 |
| Vodafone | 1.0 |
| Total | 86.8% |

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

PORTFOLIO HIGHLIGHTS

## CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE

Six Months Ended 6/30/18

| Best Contributors | | Worst Contributors | |
|---|---|---|---|
| Amazon.com | 476¢ | Comcast | -75¢ |
| Netflix | 194 | Liberty Global | -59 |
| Booking Holdings | 91 | Iliad | -40 |
| Facebook | 61 | Vodafone | -29 |
| Twenty-First Century Fox | 53 | T-Mobile US | -28 |
| Alibaba Group Holding | 46 | Altice Europe | -27 |
| PayPal Holdings | 38 | Charter Communications | -24 |
| Alphabet | 37 | Liberty Broadband | -14 |
| Coupa Software | 36 | Tencent Holdings | -12 |
| ServiceNow | 36 | Qualcomm | -12 |
| Total | 1068¢ | Total | -320¢ |

12 Months Ended 6/30/18

| Best Contributors | | Worst Contributors | |
|---|---|---|---|
| Amazon.com | 667¢ | Altice Europe | -79¢ |
| Netflix | 238 | Comcast | -60 |
| Alibaba Group | 164 | Trivago* | -43 |
| Facebook | 151 | Iliad | -39 |
| PayPal Holdings | 118 | Liberty Global | -38 |
| Tencent Holdings | 112 | Ctrip.com International | -30 |
| Alphabet | 106 | Charter Communications | -25 |
| Twenty-First Century Fox | 75 | Snap* | -23 |
| ServiceNow | 58 | Altice USA | -22 |
| Crown Castle International | 57 | Liberty Broadband | -17 |
| Total | 1746¢ | Total | -376¢ |

*Position eliminated.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which includes a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

EXPENSE RATIOS

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, and the I Class shares are also available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Personal Services or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $250,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

| PORTFOLIO OF INVESTMENTS‡ | Shares | $ Value |
|---|---|---|
| (Cost and value in $000s) | | |
| **COMMON STOCKS 98.1%** | | |
| **INFORMATION SERVICES 0.0%** | | |
| **Data Services 0.0%** | | |
| Oanda, Acquisition Date: 8/24/07, Cost $429 (1)(2)(3) | 15,041 | 257 |
| Total Information Services | | 257 |
| **INTERNET 48.5%** | | |
| **Internet Media/ Advertising 17.6%** | | |
| Alphabet, Class A (3) | 79,050 | 89,262 |
| Alphabet, Class C (3) | 179,853 | 200,653 |
| Baidu, ADR (3) | 271,196 | 65,901 |
| Facebook, Class A (3) | 1,733,100 | 336,776 |
| Sea, ADR (3)(4) | 1,395,900 | 20,939 |
| Tencent Holdings (HKD) | 4,493,300 | 225,633 |
| | | 939,164 |
| **Internet Retail 22.2%** | | |
| Alibaba Group Holding, ADR (3) | 1,774,934 | 329,304 |
| Altaba (3)(5) | 839,300 | 61,445 |
| Amazon.com (3) | 453,000 | 770,009 |
| Duluth Holdings, Class B (3)(4) | 981,000 | 23,338 |
| | | 1,184,096 |
| **Internet Services 8.7%** | | |
| ANGI Homeservices, Class A (3)(4) | 2,093,368 | 32,196 |
| Booking Holdings (3) | 157,772 | 319,818 |
| Ctrip.com International, ADR (3)(4) | 1,896,600 | 90,335 |
| Despegar.com (3) | 223,281 | 4,682 |
| Houzz, Acquisition Date: 6/3/14, Cost $1,400 (1)(2)(3) | 186,860 | 2,107 |
| Redfin (3)(4) | 657,781 | 15,188 |
| Uber Technologies, Class A, Acquisition Date: 1/6/18 Cost $188 (1)(2)(3) | 5,698 | 228 |
| | | 464,554 |
| Total Internet | | 2,587,814 |

| | | |
|---|---|---|
| **IT SERVICES 6.2%** | | |
| **IT Services 1.7%** | | |
| Amadeus IT, A Shares (EUR) | 203,439 | 15,997 |
| Equinix, REIT | 174,756 | 75,126 |
| | | 91,123 |
| **Processors 4.5%** | | |
| Adyen (EUR)(3) | 7,934 | 4,371 |
| Ant International, Class C Acquisition Date: 6/7/18, Cost $67,333 (1)(2)(3) | 12,002,332 | 67,333 |
| PayPal Holdings (3) | 1,997,300 | 166,315 |
| | | 238,019 |
| Total IT Services | | 329,142 |
| **MEDIA 15.0%** | | |
| **Cable/Satellite 8.9%** | | |
| Charter Communications, Class A (3) | 364,809 | 106,965 |
| Comcast, Class A | 5,703,400 | 187,128 |
| Liberty Broadband, Class C (3) | 756,416 | 57,276 |
| Liberty Global, Series C (3) | 4,144,521 | 110,286 |
| Liberty Latin America, Class C (3) | 665,156 | 12,891 |
| | | 474,546 |
| **Media & Entertainment 6.1%** | | |
| Altice Europe, Class A (EUR)(3)(4) | 1,372,969 | 5,573 |
| Altice Europe, Class B (EUR)(3) | 753,985 | 3,051 |
| Altice USA, Class A (3) | 1,981,957 | 33,812 |
| Central European Media Enterprises, Class A (3)(4) | 1,756,526 | 7,290 |
| Netflix (3) | 490,280 | 191,910 |
| Twenty-First Century Fox, Class A | 1,731,800 | 86,053 |
| | | 327,689 |
| Total Media | | 802,235 |
| **MISCELLANEOUS 0.3%** | | |
| **Miscellaneous 0.3%** | | |
| TAL Education Group, ADR (3) | 356,700 | 13,126 |

| | | |
|---|---|---|
| VeriSign (3) | 407,300 | 55,971 |
| | | 130,573 |
| Total Software | | 326,781 |
| **TELECOM SERVICES 20.4%** | | |
| **European Major - Pharmaceuticals 1.8%** | | |
| Iliad (EUR) | 251,633 | 39,704 |
| Vodafone Group (GBP) | 21,990,056 | 53,266 |
| | | 92,970 |
| **Towers 12.2%** | | |
| American Tower, REIT | 1,872,500 | 269,958 |
| Crown Castle International, REIT | 2,389,468 | 257,633 |
| Sarana Menara Nusantara (IDR) | 411,976,500 | 17,825 |
| SBA Communications, REIT (3) | 646,300 | 106,717 |
| | | 652,133 |
| **Wireless - Domestic 6.4%** | | |
| T-Mobile US (3) | 3,795,196 | 226,763 |
| Verizon Communications | 2,279,676 | 114,691 |
| | | 341,454 |
| Total Telecom Services | | 1,086,557 |
| Total Common Stocks (Cost $2,174,985) | | 5,231,149 |
| **CONVERTIBLE PREFERRED STOCKS 1.2%** | | |
| **INTERNET 1.0%** | | |
| **Internet 1.0%** | | |
| Airbnb, Series D, Acquisition Date: 4/16/14, Cost $5,109 (1)(2)(3) | 125,499 | 14,248 |
| Airbnb, Series E, Acquisition Date: 7/14/15, Cost $3,047 (1)(2)(3) | 32,734 | 3,716 |
| Houzz, Series D, Acquisition Date: 6/3/14, Cost $4,200 (1)(2)(3) | 560,560 | 6,321 |
| Uber Technologies, Series A, Acquisition Date: 1/16/18 Cost $27 (1)(2)(3) | 812 | 33 |
| Uber Technologies, Series B, Acquisition Date: 1/16/18 Cost $72 (1)(2)(3) | 2,178 | 87 |

| | | |
|---|---|---|
| Uber Technologies, Series C-1, Acquisition Date: 1/16/18 Cost $19 (1)(2)(3) | 576 | 23 |
| Uber Technologies, Series C-2, Acquisition Date: 1/16/18 Cost $15 (1)(2)(3) | 466 | 19 |
| Uber Technologies, Series C-3, Acquisition Date: 1/16/18 Cost $– (1)(2)(3) | 5 | – |
| Uber Technologies, Series D, Acquisition Date: 1/16/18 Cost $ 17 (1)(2)(3) | 518 | 21 |
| Uber Technologies, Series E, Acquisition Date: 12/5/14 - 1/16/18 Cost $6,581 (1)(2)(3) | 197,521 | 7,901 |
| Uber Technologies, Series G, Acquisition Date: 12/3/15 Cost $7,293 (1)(2)(3) | 149,523 | 5,981 |
| Uber Technologies, Series G-1, Acquisition Date: 1/16/18 Cost $61 (1)(2)(3) | 1,250 | 50 |
| Uber Technologies, Series Seed, Acquisition Date: 1/16/18 Cost $69 (1)(2)(3) | 2,079 | 83 |
| Vroom, Series F, Acquisition Date: 6/30 - 11/27/17 Cost $11,025 (1)(2)(3) | 646,332 | 11,025 |
| Xiaoju Kuaizhi, Class A-17, Acquisition Date: 10/19/15 Cost $3,572 (1)(2)(3) | 130,241 | 6,298 |
| Total Internet | | 55,806 |
| **SOFTWARE 0.2%** | | |
| **Applications Software 0.1%** | | |
| Plex Systems, Series B, Acquisition Date: 6/9/14 Cost $3,508 (1)(2)(3) | 1,528,887 | 3,257 |
| | | 3,257 |
| **Software & Services 0.1%** | | |
| Toast , Series D, Acquisition Date: 6/27/18, Cost $6,343 (1)(2)(3) | 366,515 | 6,343 |
| | | 6,343 |
| Total Software | | 9,600 |
| Total Convertible Preferred Stocks (Cost $50,958) | | 65,406 |
| **SHORT-TERM INVESTMENTS 0.7%** | | |
| **Money Market Funds 0.7%** | | |
| T. Rowe Price Treasury Reserve Fund, 1.88% (6)(7) | 36,289,295 | 36,289 |
| Total Short-Term Investments (Cost $36,289) | | 36,289 |

## SECURITIES LENDING COLLATERAL 1.1%

| | | |
|---|---|---|
| **Investments in a Pooled Account through Securities Lending Program with JPMorgan Chase Bank 0.1%** | | |
| **Short-Term Funds 0.1%** | | |
| T. Rowe Price Short-Term Fund, 2.08% (6)(7) | 3,724,772 | 3,725 |
| Total Investments through Securities Lending Program with JPMorgan Chase Bank | | 3,725 |
| **Investments in a Pooled Account through Securities Lending Program with State Street Bank and Trust Company 1.0%** | | |
| **Short-Term Funds 1.0%** | | |
| T. Rowe Price Short-Term Fund, 2.08% (6)(7) | 55,047,861 | 55,048 |
| Total Investments through Securities Lending Program with State Street Bank and Trust Company | | 55,048 |
| Total Securities Lending Collateral (Cost $58,773) | | 58,773 |
| **Total Investments in Securities** | | |
| **101.1% of Net Assets (Cost $2,321,005)** | | **$ 5,391,617** |

‡ Shares are denominated in U.S. dollars unless otherwise noted.
(1) Level 3 in fair value hierarchy. See Note 2.
(2) Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at period-end amounts to $154,366 and represents 2.9% of net assets.
(3) Non-income producing
(4) All or a portion of this security is on loan at June 30, 2018 – total value of such securities at period-end amounts to $55,596. See Note 3.
(5) Organized as a closed-end management investment company.
(6) Seven-day yield
(7) Affiliated Company
ADR American Depositary Receipts
EUR Euro
GBP British Pound
HKD Hong Kong Dollar
IDR Indonesian Rupiah
REIT A domestic Real Estate Investment Trust whose distributions pass-through with original tax character to the shareholder

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Communications & Technology Fund, Inc. (the fund), formerly the T. Rowe Price Media & Telecommunications Fund, Inc., is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks to provide long-term capital growth through the common stocks of media, technology, and telecommunications companies. The fund has two classes of shares: the Communications & Technology Fund (Investor Class) and the Communications & Technology Fund–I Class (I Class). I Class shares generally are available only to investors meeting a $1,000,000 minimum investment or certain other criteria. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Investment transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Distributions from REITs are initially recorded as dividend income and, to the extent such represent a return of capital or capital gain for tax purposes, are reclassified when such information becomes available. Income distributions, if any, are declared and paid by each class annually. Distributions to shareholders are recorded on the ex-dividend date. A capital gain distribution may also be declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective date of such transaction. The portion of the results of operations attributable to changes in foreign exchange rates on investments is not bifurcated from the portion attributable to changes in market prices. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class. To the extent any expenses are waived or reimbursed in accordance with an expense limitation (see Note 5), the waiver or reimbursement is charged to the applicable class or allocated across the classes in the same manner as the related expense.

New Accounting Guidance In March 2017, the FASB issued amended guidance to shorten the amortization period for certain callable debt securities held at a premium. The guidance is effective for fiscal years and interim periods beginning after December 15, 2018. Adoption will have no effect on the fund’s net assets or results of operations.

Indemnification In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on June 30, 2018 (for further detail by category, please refer to the accompanying Portfolio of Investments):

There were no material transfers between Levels 1 and 2 during the six months ended June 30, 2018.

Following is a reconciliation of the fund’s Level 3 holdings for the six months ended June 30, 2018. Gain (loss) reflects both realized and change in unrealized gain/loss on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain/loss on Level 3 instruments held at June 30, 2018, totaled $1,956,000 for the six months ended June 30, 2018. Transfers into and out of Level 3 are reflected at the value of the financial instrument at the beginning of the period. During the six months, transfers out of Level 3 were because observable market data became available for the security.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging Markets The fund may invest, either directly or through investments in T. Rowe Price institutional funds, in securities of companies located in, issued by governments of, or denominated in or linked to the currencies of emerging market countries; at period-end, approximately 15% of the fund’s net assets were invested in emerging markets. Emerging markets generally have economic structures that are less diverse and mature, and political systems that are less stable, than developed countries. These markets may be subject to greater political, economic, and social uncertainty and differing regulatory environments that may potentially impact the fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars. Such securities are often subject to greater price volatility, less liquidity, and higher rates of inflation than U.S. securities.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Securities Lending The fund may lend its securities to approved borrowers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. Security loans generally do not have stated maturity dates, and the fund may recall a security at any time. The fund receives collateral in the form of cash or U.S. government securities, valued at 102% to 105% of the value of the securities on loan. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested in accordance with investment guidelines approved by fund management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value, and the lending agent fails to perform. Securities lending revenue consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent, and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At June 30, 2018, the value of loaned securities was $55,596,000 and the value of cash collateral and related investments was $58,773,000.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $182,422,000 and $147,178,000, respectively, for the six months ended June 30, 2018.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

At June 30, 2018, the cost of investments for federal income tax purposes was $2,328,147,000. Net unrealized gain aggregated $3,063,430,000 at period-end, of which $3,162,699,000 related to appreciated investments and $99,269,000 related to depreciated investments.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.265% for assets in excess of $650 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At June 30, 2018, the effective annual group fee rate was 0.29%.

The I Class is subject to an operating expense limitation (I Class limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees, interest, expenses related to borrowings, taxes, brokerage, and other non-recurring expenses permitted by the investment management agreement, to the extent such operating expenses, on an annualized basis, exceed 0.05% of average net assets. This agreement will continue until April 30, 2020, and may be renewed, revised, or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses (after the repayment is taken into account) to exceed both: (1) the expense limitation in place at the time such amounts were paid; and (2) the class’s current expense limitation. However, no repayment will be made more than three years after the date of a payment or waiver. For the six months ended June 30, 2018, the I Class operated below its expense limitation.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates, each an affiliate of the fund (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class and I Class. For the six months ended June 30, 2018, expenses incurred pursuant to these service agreements were $46,000 for Price Associates; $1,224,000 for T. Rowe Price Services, Inc.; and $322,000 for T. Rowe Price Retirement Plan Services, Inc. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities.

The fund may invest its cash reserves in certain open-end management investment companies managed by Price Associates and considered affiliates of the fund: the T. Rowe Price Government Reserve Fund or the T. Rowe Price Treasury Reserve Fund, organized as money market funds, or the T. Rowe Price Short-Term Fund, a short-term bond fund (collectively, the Price Reserve Funds). The Price Reserve Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. Cash collateral from securities lending is invested in the T. Rowe Price Short-Term Fund. The Price Reserve Funds pay no investment management fees.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the six months ended June 30, 2018, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.

NOTE 6 - SUBSEQUENT EVENT

On July 25, 2018, shareholders of the fund approved a proposal to reclassify the fund’s diversification policy for SEC purposes from diversified to nondiversified. This change to the policy was effective on August 1, 2018. As a nondiversified fund, the fund has the ability to invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. In addition, shareholders of the fund approved a proposal to amend the fund’s investment objective from “seeks to provide long-term capital growth through the common stocks of media, technology, and telecommunications companies” to “seeks to provide long-term capital growth”. This change was effective on August 1, 2018. There were no material changes to the fund’s current investment program, or to the fund’s overall risk profile, as a result of the change to the fund’s investment objective.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www3.troweprice.com/usis/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

Each year, the fund’s Board of Directors (Board) considers the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor), on behalf of the fund. In that regard, at an in-person meeting held on March 5–6, 2018 (Meeting), the Board, including a majority of the fund’s independent directors, approved the continuation of the fund’s Advisory Contract. At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of the Advisor and the approval of the Advisory Contract. The independent directors were assisted in their evaluation of the Advisory Contract by independent legal counsel from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, the Advisor was guided by a detailed set of requests for information submitted by independent legal counsel on behalf of the independent directors. In considering and approving the Advisory Contract, the Board considered the information it believed was relevant, including, but not limited to, the information discussed below. The Board considered not only the specific information presented in connection with the Meeting but also the knowledge gained over time through interaction with the Advisor about various topics. The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the T. Rowe Price funds’ advisory contracts, including performance and the services and support provided to the funds and their shareholders.

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board took into account discussions with the Advisor and reports that it receives throughout the year relating to fund performance. In connection with the Meeting, the Board reviewed the fund’s net annualized total returns for the 1-, 2-, 3-, 4-, 5-, and 10-year periods as of September 30, 2017, and compared these returns with the performance of a peer group of funds with similar investment programs and a wide variety of other previously agreed-upon comparable performance measures and market data, including those supplied by Broadridge, which is an independent provider of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing the T. Rowe Price funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees and Expenses
The Board was provided with information regarding industry trends in management fees and expenses. Among other things, the Board reviewed data for peer groups that were compiled by Broadridge, which compared: (i) contractual management fees, total expenses, actual management fees, and nonmanagement expenses of the Investor Class of the fund with a group of competitor funds selected by Broadridge (Expense Group); and (ii) total expenses, actual management fees, and nonmanagement expenses of the Investor Class of the fund with a broader set of funds within the Lipper investment classification (Expense Universe). The Board considered the fund’s contractual management fee rate, actual management fee rate (which reflects the management fees actually received from the fund by the Advisor after any applicable waivers, reductions, or reimbursements), operating expenses, and total expenses (which reflect the net total expense ratio of the fund after any waivers, reductions, or reimbursements) in comparison with the information for the Broadridge peer groups. Broadridge generally constructed the peer groups by seeking the most comparable funds based on similar investment classifications and objectives, expense structure, asset size, and operating components and attributes and ranked funds into quintiles, with the first quintile representing the funds with the lowest relative expenses and the fifth quintile representing the funds with the highest relative expenses. The information provided to the Board indicated that the fund’s contractual management fee ranked in the fourth quintile (Expense Group), the fund’s actual management fee rate ranked in the fourth quintile (Expense Group) and third quintile (Expense Universe), and the fund’s total expenses ranked in the second and third quintiles (Expense Group and Expense Universe).

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to subadvisory and other institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the Advisor’s mutual fund business is generally more complex from a business and compliance perspective than its institutional account business and considered various relevant factors, such as the broader scope of operations and oversight, more extensive shareholder communication infrastructure, greater asset flows, heightened business risks, and differences in applicable laws and regulations associated with the Advisor’s proprietary mutual fund business. In assessing the reasonableness of the fund’s management fee rate, the Board considered the differences in the nature of the services required for the Advisor to manage its mutual fund business versus managing a discrete pool of assets as a subadvisor to another institution’s mutual fund or for an institutional account and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder).

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) During the period, the Price Funds’ accounting agent, The Bank of New York Mellon (BNYM), converted the fund’s books and records from a legacy fund accounting system / operating model to a BNYM fund accounting system / operating model.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Communications & Technology Fund, Inc.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	August 16, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	August 16, 2018

		By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date	August 16, 2018